UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 5, 2010 (March 1, 2010)
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

419 West Pike Street,	45334-0629
Jackson Center, Ohio	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

Item 2.01 Acquisition or Disposition of Assets.
     Effective March 1, 2010, Thor Industries, Inc. (the “Company”) completed its acquisition of SJC Industries Corp., an Indiana corporation (“SJC”), pursuant to a Stock Purchase Agreement, effective March 1, 2010 (the “Agreement”), by and among the Company, SJC, and Christopher J. Graff, the sole stockholder of SJC. SJC is a privately-held manufacturer of ambulances based in Elkhart, Indiana. Under the terms of the Agreement, the Company purchased all of the issued and outstanding stock of SJC.
     The purchase price paid by the Company for the acquisition of the stock of SJC and related real estate was approximately $20,000,000 which was payable in cash and is subject to a purchase price adjustment following the closing. At closing, a portion of the purchase price, consisting of $2,000,000, was placed in escrow to be used to fund any purchase price adjustments or any indemnification claims brought by the Company pursuant to the Agreement. As part of the acquisition, the sole stockholder of SJC entered into a non-competition agreement with the Company, effective March 1, 2010 (the “Non-Competition Agreement”), by and between the Company and Christopher J. Graff.
     SJC will operate as a wholly-owned subsidiary of the Company following the closing. We intend to operate the business of SJC in a similar manner as SJC operated its business prior to the closing, provided that changing business conditions or strategic plans may lead to changes in such operations in the future.
     The Agreement is filed as Exhibit 10.1 and the Non-Competition Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the press release relating to the Agreement that was issued by the Company on March 2, 2010 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is also incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated as of March 1, 2010, by and among Thor Industries, Inc., SJC Industries Corp. and Christopher J. Graff (1)

10.2	Non-Competition Agreement, dated as of March 1, 2010, by and between Thor Industries, Inc. and Christopher J. Graff

Exhibit Number	Description

99.1	Copy of press release, dated March 2, 2010, issued by Thor Industries, Inc.

(1)	The schedules, exhibits and annexes to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be supplementally provided to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: March 5, 2010	By:	/s/ Christian G. Farman
	Name:	Christian G. Farman
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated as of March 1, 2010, by and among Thor Industries, Inc., SJC Industries Corp. and Christopher J. Graff (1)

10.2	Non-Competition Agreement, dated as of March 1, 2010, by and between Thor Industries, Inc. and Christopher J. Graff

99.1	Copy of press release, dated March 2, 2010, issued by Thor Industries, Inc.

(1)	The schedules, exhibits and annexes to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be supplementally provided to the Securities and Exchange Commission upon request.